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                         UNITED STATES OF AMERICA
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  January 10, 1997

                       First Financial Bancorp, Inc.
         --------------------------------------------------------
          (Exact name of registrant as specified in its charter)


     Delaware                      0-2394                     36-3899034
 ---------------            ---------------------         ------------------
(State or other             (Commission File No.)         (I.R.S. Employer
 jurisdiction of                                           Identification No.)
 incorporation)





Registrant's telephone number, including area code:         (815) 544-3167
                                                            --------------


                              Not Applicable
         ---------------------------------------------------------
       (Former name or former address, if changed since last report)



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Item 5.  Other Events
         ------------

     On January 10, 1997, the Registrant announced the adoption of a Director Emeritus Program and that Morton I. Silver, a member of the Board of Directors has retired and agreed to become the first Director Emeritus of the Registrant. The Registrant also announced the nomination of James V. Twyning to the Board of Directors to replace Morton I. Silver.

Item 7.  Financial Statements and Exibits
         --------------------------------

           (a)     Exhibits

                    1.     Press Release, dated January 10, 1997.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             FIRST FINANCIAL BANCORP, INC.



DATE:  January 10, 1997                      By: /c/ Steven C. Derr
                                                 -----------------------------
                                             Steven C. Derr, President and
                                             Chief Executive Officer

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                                 EXHIBIT 1

                               Press Release
                          dated January 10, 1997



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                        FIRST FEDERAL SAVINGS BANK



                                                        FOR IMMEDIATE RELEASE
                                                      CONTACT:  STEVEN C. DERR
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                                (815) 544-3167



                     FIRST FEDERAL SAVINGS BANK ADOPTS
             DIRECTOR EMERITUS PLAN AND APPOINTS NEW DIRECTOR


Belvidere, Illinois - January 10, 1997. First Federal Savings Bank today announced that is has adopted a Director Emeritus Program and that Morton I. Silver, a member of the Board of Directors, has retired and agreed to become the first Director Emeritus of the Bank. Steve Derr, President and Chief Executive Officer of the Bank, said, "we are very pleased that Mort, after 17 years of service on our Board of Directors, has agreed to continue to serve the Bank in his new role as a Director Emeritus. We believe the program will enable us to continue to make use of the talents and experience of directors like Mort in the years to come."

Mr. Derr also announced that the Board of Directors has appointed James V. Twyning as Mr. Silver's successor on the Board of Directors of the Bank and First Financial Bancorp, Inc., the Bank's holding company. Mr. Twyning, a long-time resident of Belvidere and Rockford, is a graduate of the University of Illinois and a certified publice accountant. He currently is Financial Vice President and part owner of Northern National Lease & Freightliner of Rockford, a truck leasing company based in Rockford, Illinois.

First Federal Savings Bank, a federally charted savings institution headquartered in Belvidere, Illinois, has two full service offices located in Belvidere, Illinois and origination office located in Rockford, Illinois. At September 30, 1996, First Financial Bancorp, Inc. had total assets of $97.1 million dollars, total deposits of $65.9 million dollars and stockholders' equity of $7.5 million dollars.